VOYA MUTUAL FUNDS

Voya Global High Dividend Low Volatility Fund

Voya International High Dividend Low Volatility Fund

Voya Multi-Manager Emerging Markets Equity Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Factors Fund

Voya Multi-Manager International Small Cap Fund

(each a "Fund" and collectively the "Funds")

Supplement dated September 17, 2021

to the Current Statement of Additional Information for the above-named Funds

(the "SAI")

On September 10, 2021, the Funds' Board of Trustees approved disclosure modifications permitting the Funds the flexibility to invest up to 5% of their assets in special purpose acquisition companies ("SPACs").

Effective September 17, 2021, the SAI is revised as follows:

1.The table in the sub-section entitled "Supplemental Description of Fund Investments and Risks – Investments, Investment Strategies, and Risks" is hereby amended to include the following:

	Voya Global High	Voya International	Voya Multi-
Manager Emerging
	Dividend Low	High Dividend Low	Markets Equity
Asset Class/Investment Technique	Volatility Fund	Volatility Fund	Fund
Equity Securities
Special Purpose Acquisition Companies	X	X	X

	Voya Multi-	Voya Multi-	Voya Multi-
	Manager	Manager	Manager
Asset Class/Investment Technique	International Equity	International	International Small
	Fund	Factors Fund	Cap Fund
Equity Securities
Special Purpose Acquisition Companies	X	X	X

2.The following section is added in the sub-section entitled "Supplemental Description of Portfolio Investments and Risks – Equity Securities":

Special Purpose Acquisition Companies: A fund may invest in stock, rights, and warrants of special purpose acquisition companies ("SPACs"). Also known as a "blank check company," a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. SPACs often have pre-determined time frames to make an acquisition after going public (typically two years) or the SPAC will liquidate, at which point invested funds are returned to the entity's shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Unless and until an acquisition is completed, a SPAC generally holds its assets in U.S. government securities, money market securities and cash. To the extent the SPAC holds cash or similar securities, this may impact a fund's ability to meet its investment objective.

Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of a SPAC's securities is particularly dependent on the ability of the entity's management to identify and complete a favorable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. At the time a fund invests in a SPAC, there may be little or no basis for the fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. There is no guarantee that a SPAC in which a fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

It is possible that a significant portion of the funds raised by a SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction. Attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases. Only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or able to sell its interest only at a price below what the fund believes is the SPAC security's value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE